UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

QUINPARIO ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Quinpario Partners I, LLC 12935 N. Forty Drive, Suite 201 St. Louis, Missouri		63141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 548-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On March 17, 2014, Quinpario Acquisition Corp. (the “Company”) issued a press release announcing the execution of a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, JPHI Holdings Inc., a wholly owned subsidiary of the Company (“Quinpario Sub”), Jason Partners Holdings Inc. (“Jason”) and Jason Partners Holdings LLC, providing for the acquisition of Jason’s outstanding common stock by Quinpario Sub (the “Business Combination”).

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Additional Information

The proposed Business Combination will be submitted to shareholders of the Company for their consideration. Shareholders are urged to read the proxy statement regarding the proposed Business Combination when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, without charge, at the Securities Exchange Commission’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing the Company’s website (http://www.quinpario.com). Copies of the proxy statement and other filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Paul J. Berra III, Vice President, General Counsel and Secretary, 12935 N. Forty Drive, St. Louis, Missouri 63141.

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ending December 31, 2013 filed with the Securities and Exchange Commission by the Company on March 7, 2014. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement when it becomes available.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2014

QUINPARIO ACQUISITION CORP.

By:	/s/ Jeffry N. Quinn
	Name:	Jeffry N. Quinn
	Title:	President